                                                                   EXHIBIT 10.4


                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------


          THIS TRADEMARK SECURITY AGREEMENT (the "Agreement") is made and entered into as of June 30, 2000, by ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation (the "Debtor"), in favor of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation (the "Secured Party").

                                    Recitals
                                    --------

          A. The Secured Party and the Debtor are parties to that certain Revolving Credit and Letter of Credit Agreement dated as of November 24, 1993 (as amended, supplemented, or otherwise modified, the "Agreement"). Capitalized terms used herein without definition have the meanings provided in the Agreement.

          B. To secure the Obligations ("Obligations"), the Debtor has agreed to enter into this Agreement.

                                   Agreement
                                   ---------

          NOW THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Lease, the Debtor hereby agrees with the Secured Party as follows:

          1.  Creation of Security Interest.  In order to secure the payment of
              -----------------------------
and performance of all Obligations, the Debtor hereby grants to the Secured Party a security interest in and assigns to Secured Party all of the Debtor's trademarks, trademark registrations, tradenames, trademark applications and domain names and applications owned or licensed by Debtor in the United States and Canada (the "Trademark Countries") that, in each case, are now filed with the U.S. Trademark and Trademark Office, any similar office or agency of any state, territory or possession of the United States, or any similar office or agency of Canada, or used in the United States, any state, territory or possession thereof, or Canada, including but not limited to the trademark registrations and trademark applications listed on Schedule A attached hereto
                                                   ----------
and made a part hereof, and (i) renewals thereof, (ii) all income, royalties, damages and payments due or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trademark registrations, tradenames and trademark applications, domain names and applications, together with the items described in clauses (i)-(iv) in this subparagraph (a), are sometimes hereinafter referred to, either individually or collectively, as the "Trademarks"); and the goodwill of the Company's business connected with and symbolized by the Trademarks. All of the foregoing shall be the "Collateral".

          2.  Restrictions on Future Agreements.  Until the Obligations shall
              ---------------------------------
have been satisfied in full, the Debtor will not without the Secured Party's prior written consent, (a) enter into any agreement that is inconsistent with the Debtor's obligations under this Agreement or any

Other Agreements to which the Debtor is a party, (b) intentionally take any action, or permit any action to be taken by others subject to its control, or intentionally fail to take any action (including, without limitation, the intentional abandonment of any Trademark that is material to the conduct of the Debtor's business as then conducted), that would adversely affect the validity or enforceability of the rights transferred to the Secured Party under this Agreement, or (c) enter into any other contractual obligations that would restrict or inhibit the Secured Party's rights to sell or otherwise dispose of the Trademarks or any part thereof after the occurrence of any Lease Event of Default; provided, however, that the Debtor may, without the Secured Party's consent, grant one or more nonexclusive, transferable licenses under the Trademarks, provided that (i) each such license is subject to the terms of this Agreement, (ii) that such license is not otherwise inconsistent with the Debtor's obligations under this Agreement, or any Other Agreements to which the Debtor is a party and (iii) the Debtor shall give the Secured Party prior written notice of such grant; provided further, that promptly, but no later than five Business Days after the receipt of any proceeds resulting from such assignment or exclusive license, the Debtor shall pay such proceeds to the Secured Party; and provided further, that promptly, but no later than five (5) business days after the receipt of any proceeds resulting from such assignment or exclusive license, the Debtor shall pay such proceeds to the Secured Party.

          3.  Trademarks.  The Debtor represents and warrants that, to the best
              ----------
of its knowledge, it has provided to Secured Party a list of all of the Debtor's trademarks, trademark registrations, tradenames, trademark applications, domain names and applications, wherever located, that are as of the date hereof used by the Debtor in its business or owned by or are pending on behalf of the Debtor.

          4.  Representations and Warranties. The Debtor hereby represents,
              ------------------------------
warrants, covenants and agrees that:

              (a) It is the owner or authorized licensee of all of the right, title and interest in the Trademarks, free from any lien or encumbrance except for the security interest granted pursuant to this Agreement (other than Permitted Encumbrances).

              (b) It has made no previous assignment, transfer or agreements in conflict herewith or constituting a present or future assignment, transfer, or encumbrance on any of the Trademarks.

              (c) After the date hereof and prior to termination of this Agreement pursuant to Section 5, it will not execute, and there will not be on file in any public office, any financing statement or other document or instruments evidencing or giving notice of liens affecting the Trademarks.

              (d) To its knowledge, no material infringement or unauthorized use presently is being made of any of the Trademarks that would adversely affect the fair market value of the Trademarks or the benefits of this Agreement granted to the Secured Party, including, without limitation, the remedies of the Secured Party hereunder.

              (e) There has been no judgment holding any of the Trademarks invalid or unenforceable, in whole or part nor is the validity or enforceability of any of the

Trademarks presently being questioned in any litigation or proceeding to which the Debtor is a party.

          5.  Term.  The term of the Agreement shall commence as of the date
              ----
hereof and terminate at such time as all of the Obligations have been fully satisfied and Borrower has no remaining loan or other credit facilities of any kind with the Secured Party.

          6.  Duties of the Debtor. Until all Obligations then due and owing
              --------------------
shall have been paid in full and this Agreement shall have been terminated, the Debtor shall (i) prosecute diligently any Trademark application that is part of the Trademarks pending as of the date hereof, (ii) make application on unpatented but patentable inventions that are part of the Collateral as it deems appropriate in its business judgment, (iii) preserve and maintain all rights in Trademark applications and Trademarks that are part of the Trademarks, including the payment of all maintenance fees; (iv) not intentionally abandon any pending Trademark application if in its business judgment the value thereof could be expected to justify the cost of obtaining such Trademark, and (v) not intentionally abandon any Trademark. Any expenses incurred in connection with the applications referred to in this Section 6 shall be borne by the Debtor. The Debtor agrees to retain or employ an experienced Trademark attorney for the filing and prosecution of all such applications and other proceedings. The Debtor shall keep the Secured Party advised on a current basis of the abandonment of any Trademark or Trademark application, and the grant of any nonexclusive Trademark license, to the extent such Trademarks or Trademark applications are part of the Trademarks.

          If the Debtor fails to comply with any of the foregoing duties, the Secured Party may so comply in the Debtor's name to the extent permitted by law, but at the Debtor's expense, and the Debtor hereby agrees to reimburse the Secured Party in full for all reasonable expenses, including the reasonable fees and disbursements of attorneys and paralegals (excluding charges for inside counsel) incurred by the Secured Party in protecting, defending and maintaining the Trademarks.

          If the Debtor shall fail to pay when due any fees required to be paid by it hereunder, or shall fail to discharge any Lien prohibited hereby, or shall fail to comply with any other duty hereunder, the Secured Party may, but shall not be required to, pay, satisfy, discharge or bond the same for the account of the Debtor, and all moneys so paid out shall be a part of the Obligations of the Debtor repayable on demand, together with interest at the default rate.

          The Debtor shall take all action reasonably necessary to preserve and maintain the validity, perfection and priority of the Secured Party's interest granted herein in the Trademarks, subject to Permitted Encumbrances.

          7.  Secured Party's Right to Sue.  From and after the occurrence and
              ----------------------------
during the continuance of an Event of Default, the Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks, and any licenses thereunder, and, if the Secured Party shall commence any such suit, the Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by the Secured Party in aid of such enforcement and the Debtor shall indemnify and shall, upon demand, promptly reimburse the Secured Party for all damages and reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Secured Party in the exercise of its rights under this
Section 7.

          8.  Waivers. No course of dealing between the Debtor and the Secured
              -------
Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          9.  Amendments. This Agreement or any provision thereof may be
              ----------
changed, waived, or terminated only by a writing executed by the parties hereto.

          10. Remedies.  If any Event of Default shall have occurred and be
              --------
continuing, the Secured Party shall be entitled to exercise in respect of the Trademarks, in addition to other rights and remedies provided for herein, and in the Other Agreements or otherwise available to it, all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Maryland ("UCC"), whether or not the UCC applies to the Trademarks, and also may (i) require the Debtor, and the Debtor hereby agrees that it will upon written the request of the Secured Party, forthwith, (A) execute and deliver an assignment, in the form required by Secured Party, of all right, title and interest in and to the Trademarks, and (B) take such other action as the Secured Party may request to effectuate the outright assignment of such Trademarks or to exercise, register or further perfect and protect its rights and remedies with respect to such assigned Trademarks, and (ii) without notice except as specified below, sell the Trademarks or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such terms as the Secured Party may deem commercially reasonable. The Debtor agrees that at least ten (10) days' notice to the Debtor of the time and place of any public sale or the time that any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Trademarks regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party may purchase all or any part of the Trademarks at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may setoff the amount of such price against the Obligations. The proceeds realized from the sale of any Trademarks shall be applied as provided in the Agreement. If any deficiency shall arise, the Debtor shall remain liable to the Secured Party therefor. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for deficiency shall not affect the Secured Party's interest in the Trademarks until the Obligations are fully paid. The Debtor agrees that the Secured Party has no obligation to preserve rights to the Trademarks against any other parties.

          11. Cumulative Remedies; Power of Attorney.  All of the Secured
              --------------------------------------
Party's rights and remedies with respect to the Trademarks, whether established hereby, by the Lease, by any other Loan Document, or by law shall be cumulative and may be exercised singularly or concurrently. The Debtor hereby authorizes the Secured Party to make, constitute and appoint any officer or agent of the Secured Party as the Secured Party may select, in its sole discretion, as the Debtor's true and lawful attorney-in-fact, with power, from and after the occurrence of an Event of Default to (a) endorse the Debtor's name on all applications, documents, papers and instruments necessary or desirable for the Secured Party in the use of the Trademarks, including, without limitation, if the Debtor fails to execute and deliver within three (3) days of the Secured Party's written request therefor the assignment required by Secured Party, (b) take any other actions with respect to the Trademarks as the Secured Party deems in the best interest of the Secured Party, (c) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or (d) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof in accordance with the terms hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all Obligations shall have been paid in full and this Agreement has been terminated. The Debtor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Secured Party under the Lease and the Other Agreements but rather is intended to facilitate the exercise of such rights and remedies.

          12. Notice. Any notice, approval, consent or other communication to
              ------
any party hereunder shall be in the form and manner, and to the addresses as set forth in the Agreement.

          13. Continuing Security Interest; Binding Effect; Benefits of
              ---------------------------------------------------------
Agreement. This Agreement shall create a continuing security interest in the
---------
Trademarks and shall (i) remain in full force and effect until payment in full of all Obligations, (ii) be binding upon the Debtor its successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors and permitted, transferees and assigns.

          14. Authority of Secured Party. The Secured Party shall have and be
              --------------------------
entitled to exercise all powers hereunder that are specifically delegated to the Secured Party by the terms hereof, together with such powers as are reasonably incident thereto. The Secured Party may perform any of its duties hereunder or in connection with the Trademarks by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. The Secured Party and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Secured Party nor any director, officer, employee, attorney or agent of the Secured Party shall be liable to the Debtor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence, willful misconduct, nor shall the Secured Party be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Debtor agrees to indemnify and hold harmless the Secured Party and any other person from and against any and all reasonable costs and expenses (including reasonable attorney's fees and expenses), claims or liability incurred by the Secured Party or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Secured Party or such person.

          15. Waiver. To the fullest extent it may lawfully so agree, the
              ------
Debtor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Trademarks. The Debtor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Trademarks marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Trademarks as an entirety.

          16. [Intentionally Omitted].

          17. Reinstatement. This Agreement shall continue to be effective or
              -------------
be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Debtor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          18. GOVERNING LAW; SUBMISSION TO JURISDICTION WAIVER OF JURY TRIAL:
              ---------------------------------------------------------------
WAIVER OF DAMAGES. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER
-----------------
THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF MARYLAND, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE DEBTOR AND THE SECURED PARTY IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF MARYLAND.

              (a) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, THE DEBTOR AND THE SECURED PARTY AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN MARYLAND, BUT THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A FEDERAL COURT LOCATED OUTSIDE OF MARYLAND. THE DEBTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

              (b) THE DEBTOR AGREES THAT THE SECURED PARTY SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR THE TrademarkS IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE SECURED PARTY TO REALIZE ON THE PATENTS, OR TO ENFORCE A JUDGMENT OR OTHER

COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY. THE DEBTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS CLAIMS IN ANY PROCEEDING BROUGHT BY THE SECURED PARTY TO REALIZE ON THE PATENTS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE SECURED PARTY HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

              (c) THE DEBTOR AND THE SECURED PARTY EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

              (d) THE DEBTOR (I) AGREES THAT THE SECURED PARTY SHALL NOT HAVE ANY LIABILITY TO THE DEBTOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE DEBTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE SECURED PARTY (WHICH JUDGMENT SHALL BE FINAL AND NOT SUBJECT TO REVIEW ON APPEAL), THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND (II) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST THE SECURED PARTY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE), EXCEPT A CLAIM BASED UPON GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, THE SECURED PARTY SHALL NOT HAVE ANY LIABILITY WITH RESPECT TO ANY CLAIM FOR, ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES SUFFERED BY THE DEBTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. UNLESS IT IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE SECURED PARTY (WHICH JUDGMENT SHALL BE FINAL AND NOT SUBJECT TO REVIEW ON APPEAL), THAT SUCH DAMAGES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

              (e) THE DEBTOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT TO REPOSSESS THE PATENTS WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE PATENTS OR OTHER SECURITY FOR THE OBLIGATIONS. THE DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON PATENTS OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE DEBTOR AND THE SECURED PARTY.

          IN WITNESS WHEREOF, the Debtor has duly executed and delivered this Agreement under seal as of the day and year first above written.

                                    ENVIRONMENTAL ELEMENTS CORPORATION


                                    By: /s/
                                        ---------------------------------
                                        James B. Sinclair, Vice-President
                                        and Chief Financial Officer


                        CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MARYLAND             :
                              :
CITY/COUNTY OF _______________:

          Before me, the undersigned, a Notary Public in and for the State aforesaid, on this 30th day of June, 2000, personally appeared JAMES B. SINCLAIR, to me known personally or proven to be the Vice-President and Chief Financial Officer of Environmental Elements Corporation, a Delaware corporation, and who deposes that said instrument was signed and sealed on behalf of said Corporation by authority of its Board of Directors, and said JAMES B. SINCLAIR acknowledged said instrument to be the free act and deed of said Corporation.

                                        ---------------------------------
                                        Notary Public
                                        My commission expires:
                                                              -----------

                                 SCHEDULE A TO
                                 ----------
                          TRADEMARK SECURITY AGREEMENT
                                U.S. TRADEMARKS

                                Serial Number or
          Mark                 Registration Number               Docket No.
RIGITRODE                           1,441,827            MR717-7
RIGITRODE                           1,900,428            MR717-88
CDS                                 1,959,308            MR717-89 (no file)
FPA                                 2,321,641            MR717-102
AOD                                75/638,370            MR717-118
MODULOK                             1,289,925            (Koppers Co. Law Dept.)
OPTI-CON                            1,307,767            (Koppers Co. Law Dept.)
DIGICON                             1,170,970            (Koppers Co. Law Dept.)
ENVIRONMENTAL ELEMENTS              1,875,137            (Eastwick & Rose, P.A.)
 CORPORATION

                                 SCHEDULE A TO
                                 ----------
                          TRADEMARK SECURITY AGREEMENT
                              CANADIAN TRADEMARKS

                                Serial Number or
          Mark                 Registration Number               Docket No.
ENELCO                              237,679              TM 1505-1 (Borden Ladner Gervais
                                                         Scott & Aylen)